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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                                   ----------

                                  AVIALL, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                         1-12380                65-0433083
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

    2750 REGENT BOULEVARD                                          75261
     DFW AIRPORT, TEXAS                                         (Zip Code)
    (Address of principal
     executive offices)

       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

Attached as (i) Exhibit 99.1 is the certification of Paul E. Fulchino, our
Chairman, President and Chief Executive Officer, under Section 906 of the
Sarbanes-Oxley Act of 2002, (ii) Exhibit 99.2 is the certification of Cornelius
Van Den Handel, our Vice President and Treasurer, under Section 906 of the
Sarbanes-Oxley Act of 2002 and (iii) Exhibit 99.3 is the certification of Jacqueline K. Collier, our Vice President and Controller, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The
Certifications accompanied as correspondence to the Securities and Exchange
Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 on August 14, 2002.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AVIALL, INC.


                                             By:    /s/ Jeffrey J. Murphy
                                                    ----------------------------
                                             Name:  Jeffrey J. Murphy

                                             Title: Senior Vice President, Law
                                                    & Human Resources, Secretary
                                                    and General Counsel

Date:  August 14, 2002

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                                INDEX TO EXHIBITS

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

 EXHIBIT
 NUMBER        DESCRIPTION
 -------       -----------


   99.1        Certification of Paul E. Fulchino, Chairman, President and Chief
               Executive Officer of Aviall, Inc., under Section 906 of the
               Sarbanes-Oxley Act of 2002

   99.2        Certification of Cornelius Van Den Handel, Vice President and
               Treasurer of Aviall, Inc., under Section 906 of the
               Sarbanes-Oxley Act of 2002

   99.3        Certification of Jacqueline K. Collier, Vice President and
               Controller of Aviall, Inc., under Section 906 of the
               Sarbanes-Oxley Act of 2002